Exhibit 10.1

PRIVILEGED AND CONFIDENTIAL

PROVIDED AS PART OF SETTLEMENT DISCUSSIONS

SUBJECT TO RULE 408 OF THE FEDERAL RULES OF EVIDENCE

AND ALL BANKRUPTCY AND STATE LAW EQUIVALENTS

PLAN SUPPORT AND LOCK-UP AGREEMENT

REGARDING ENERGY PARTNERS, LTD.

THIS PLAN SUPPORT AND LOCK-UP AGREEMENT (this “Agreement”), dated as of April 30, 2009, is entered into by and among Energy Partners, Ltd., a Delaware corporation (the “Company”), and the holders of claims against the Company signatory hereto (the “Consenting Holders” and each, a “Consenting Holder”). The Company, each Consenting Holder and any subsequent person that becomes a party hereto (pursuant to the Joinder attached hereto as Exhibit B) are referred herein as the “Parties” and individually as a “Party.”

PRELIMINARY STATEMENTS

A. As of the date hereof, the Consenting Holders hold, in aggregate more than 66 2/3% of the principal amount of indebtedness of the Company under the 9.75% Senior Unsecured Notes due 2014 (the “Senior Fixed Notes”) and the Senior Floating Notes due 2013 (the “Senior Floating Notes” and, together with the Senior Fixed Notes, the “Senior Notes”) issued under that certain Indenture, dated as of April 23, 2007, between the Company and U.S. Bank National Association, as Trustee (the “Indenture”).

B. The Company and the Consenting Holders desire to implement a restructuring and reorganization of the Company and its domestic subsidiaries such that the Consenting Holders and the other holders of claims against and/or equity interests in the Company and its domestic subsidiaries shall receive the consideration to be paid, distributed or provided by the Company and its domestic subsidiaries pursuant to such restructuring and reorganization as set forth on the term sheet (the “Term Sheet”) attached hereto as Exhibit A (the “Restructuring Terms”).

C. In order to expedite the contemplated restructuring and reorganization of the Company and its domestic subsidiaries, each Party, subject to the terms of this Agreement, desires to pursue and support a restructuring transaction by way of a plan of reorganization under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) relating to the Company and its domestic subsidiaries that achieves and implements the Restructuring Terms (any such restructuring transaction that achieves and implements the Restructuring Terms, a “Restructuring Transaction”) and during the pendency of this Agreement desires not to support any restructuring or reorganization of the Company and its domestic subsidiaries (or any plan or proposal in respect of the same) that does not achieve or implement the Restructuring Terms.

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D. In order to implement the Restructuring Transaction, the Company has agreed, subject to the terms and conditions of this Agreement, (i) to prepare and file (a) a plan of reorganization that is consistent in all material respects with the Restructuring Terms (the “Conforming Plan”) in cases filed under chapter 11 of the Bankruptcy Code by the Company and its domestic subsidiaries (the “Chapter 11 Cases”) and (b) a disclosure statement that is consistent in all material respects with the Restructuring Terms (the “Conforming Disclosure Statement”), and (ii) to use reasonable commercial efforts to have the Conforming Disclosure Statement approved and the Conforming Plan confirmed by the bankruptcy court having jurisdiction over the Chapter 11 Cases (the “Bankruptcy Court”).

E. Each Consenting Holder holds or is the legal or beneficial holder of, or the investment manager with discretionary authority with respect to, the aggregate principal amount of Senior Fixed Notes and/or Senior Floating Notes set forth below each such Consenting Holder’s signature attached hereto and, to facilitate the implementation of the Restructuring Transaction, each of the Consenting Holders is prepared to support the approval of the Conforming Disclosure Statement and confirmation of the Conforming Plan, on the terms and subject to the conditions of this Agreement and applicable law, and, if and when solicited to do so in accordance with applicable law, to vote (or, in the case of managed or advised accounts, instruct its custodial agents to vote) to accept the Conforming Plan.

STATEMENT OF AGREEMENT

In consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1. Agreements of Consenting Holders.

(a) Ownership. Except as otherwise noted on the signature pages to this Agreement, each Consenting Holder represents and warrants that, as of the date hereof, (i) such Consenting Holder either (A) is the sole legal and beneficial owner of the Senior Notes set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Senior Notes (the “Claims”), in each case free and clear of all claims, liens and encumbrances, other than ordinary course pledges and/or swaps, or (B) has investment or voting discretion with respect to the Senior Notes and Claims and has the power and authority to bind the beneficial owner(s) of such Senior Notes and Claims to the terms of this Agreement and (ii) such Consenting Holder has full power and authority to vote on and consent to such matters concerning such Senior Notes and Claims and to exchange, assign and transfer such Senior Notes and Claims.

(b) Voting. Subject to the provisions of Section 23, each Consenting Holder agrees that until this Agreement has been terminated in accordance with Section

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3(b), it (i) shall vote its Senior Notes and Claims and equity interests, as applicable, to accept any Conforming Plan as soon as practicable following receipt of any Conforming Disclosure Statement in any solicitation of votes for any such Conforming Plan (but in no case later than any voting deadline stated therein), (ii) shall vote against and shall in no way otherwise, directly or indirectly, support any restructuring or reorganization of the Company and its domestic subsidiaries (or any plan or proposal in respect of the same) that is not consistent with, or does not implement or achieve, the Restructuring Terms and (iii) shall not (A) directly or indirectly seek, solicit, support or encourage any other plan or the termination of the exclusive period for the filing of any plan, proposal or offer of dissolution, winding up, liquidation, reorganization, merger or restructuring of the Company and its domestic subsidiaries that could reasonably be expected to prevent, delay or impede the successful restructuring of the Company and its domestic subsidiaries as contemplated by the Restructuring Terms and any Conforming Plan, (B) object to the Conforming Disclosure Statement or the solicitation of votes for the Conforming Plan or support any such objection by a third party or (C) take any other action that is inconsistent with, or that would delay or obstruct the proposed solicitation, confirmation or consummation of, the Conforming Plan. Nothing contained herein shall limit the ability of a Consenting Holder to consult with the Company, or to appear and be heard, concerning any matter arising in the Chapter 11 Cases so long as such consultation or appearance is not inconsistent with the Consenting Holder’s obligations hereunder and the terms of the Conforming Plan, the Restructuring Terms and this Agreement.

(c) Transfers. Each Consenting Holder agrees that until this Agreement has been terminated in accordance with Section 3(b), it shall not sell, transfer or assign any of the Senior Notes or Claims or any option thereon or any right or interest (voting or otherwise) therein, unless the transferee thereof agrees in writing for the benefit of the Parties to be bound by all of the terms of this Agreement by executing the Joinder attached hereto as Exhibit B, a copy of which shall be provided to the Parties, in which event each Party shall be deemed to have acknowledged that its obligations to the Consenting Holders hereunder shall be deemed to constitute obligations in favor of such transferee.

(d) Agreement to Forbear. Each Consenting Holder agrees that until this Agreement has been terminated in accordance with Section 3(b), it shall not (i) take any action or otherwise pursue any right or remedy under applicable law, the Senior Notes or the Indenture, as applicable, or (ii) initiate, or have initiated on its behalf, any litigation or proceeding of any kind with respect to the Senior Notes or Claims other than to enforce this Agreement.

2. Agreements of the Company. The Company hereby agrees that it and its domestic subsidiaries will (a) use reasonable commercial efforts to (i) file the Chapter 11 Cases with respect to the Restructuring Transaction in the United States Bankruptcy Court for the Southern District of Texas on or prior to May 2, 2009, (ii) file the Conforming Plan and the Conforming Disclosure Statement with the Bankruptcy Court on or prior to May 15, 2009, (iii) obtain Bankruptcy Court approval of the Conforming Disclosure Statement on or prior to June 30, 2009, (iv) obtain confirmation of the

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Conforming Plan by the Bankruptcy Court on or prior to August 15, 2009; and (v) consummate the Restructuring Transaction on or prior to August 31, 2009, and not to take any action that is materially inconsistent with, or that would materially delay consummation of, the Restructuring Transaction; (b) not assert or support any assertion by any third party that, prior to issuing any termination notice pursuant to Section 3(b), a Consenting Holder shall be required to obtain relief from the automatic stay from the Bankruptcy Court (and hereby waives, to the greatest extent possible, the applicability of the automatic stay to the giving of such notice); (c) prepare or cause the preparation, as soon as practicable after the date hereof, of each of the Conforming Plan, the Conforming Disclosure Statement and the Definitive Documents (as defined below), each containing terms and conditions consistent in all material respects with the Restructuring Terms, and to distribute such documents and afford reasonable opportunity of comment and review to the respective legal and financial advisors for the Consenting Holders in advance of any filing thereof; (d) cause the composition of the Company’s board of directors and management upon consummation of the Restructuring Transaction to be acceptable to the Majority Consenting Holders (as defined below); and (e) not seek to implement any transaction or series of transactions that would effect a restructuring on terms other than the Restructuring Terms.

3. Termination of Agreement.

(a) This Agreement may be terminated by Consenting Holders who are not in breach of their obligations hereunder and hold more than fifty percent (50%) in aggregate principal amount of the Senior Notes held by all Consenting Holders (the “Majority Consenting Holders”) in accordance with Section 3(b) if any of the following events (any such event, a “Termination Event”) occurs and is not waived in accordance with Section 7: (i) the Company and its domestic subsidiaries fail to (A) file the Chapter 11 Cases with respect to the Restructuring Transaction in the Bankruptcy Court on or prior to May 2, 2009, (B) file the Conforming Plan and the Conforming Disclosure Statement with the Bankruptcy Court on or prior to May 15, 2009, (C) obtain Bankruptcy Court approval of the Conforming Disclosure Statement on or prior to June 30, 2009, (D) obtain confirmation of the Conforming Plan by the Bankruptcy Court on or prior to August 15, 2009, or (E) consummate the Restructuring Transaction on or prior to August 31, 2009; (ii) the Company avails itself of the exception in Section 22 or files, propounds or otherwise supports any plan of reorganization other than the Conforming Plan; (iii) the Conforming Plan is modified or replaced such that it (or any such replacement) or any material term thereof at any time is not consistent in any material respect with the Restructuring Terms; (iv) the Company shall have materially breached any of its obligations or failed to satisfy in any material respect any of the terms or conditions under this Agreement; (v) the amount of the Company’s aggregate plugging and abandonment liability and MMS claims (collectively “P&A Liabilities”) as of December 31, 2008 (excluding any liabilities that are extinguished pursuant to the Conforming Plan or otherwise do not survive the consummation of the Conforming Plan) materially exceed the amounts set forth in the Term Sheet; (vi) the amount of the Company’s aggregate liabilities, other than P&A Liabilities, as of the respective dates set

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forth in the Term Sheet (excluding any liabilities that are extinguished pursuant to the Conforming Plan or otherwise do not survive the consummation of the Conforming Plan) materially exceed the respective amounts set forth in the Term Sheet; (vii) the final Definitive Documents are modified to provide for any material term that is not consistent in any material respect with the Restructuring Terms or that are otherwise not reasonably satisfactory in form and substance to the Consenting Holders; (viii) the Company shall withdraw or revoke the Conforming Plan or shall publicly announce its intention not to pursue the Conforming Plan or proposes a reorganization or plan under chapter 11 of the Bankruptcy Code other than the Conforming Plan; (ix) an examiner with expanded powers or a trustee shall have been appointed in any of the Chapter 11 Cases, any of the Chapter 11 Cases shall have been converted to a case under chapter 7 of the Bankruptcy Code, or any of the Chapter 11 Cases shall have been dismissed by order of the Bankruptcy Court; or (x) any Definitive Documents, including the post-petition exit facility and related documentation (the “Exit Facility”), shall not be consistent in all material respects with the Restructuring Terms and shall not otherwise be reasonably satisfactory in all material respects to the Majority Consenting Holders prior to the consummation of the Restructuring Transaction.

(b) Upon the occurrence of a Termination Event that is not waived in accordance with Section 7, this Agreement shall terminate effective upon five (5) business days prior written notice of termination delivered to the Parties by the Majority Consenting Holders. Following such termination, each Party shall have all rights and remedies available to it under applicable law, the Senior Notes, the Indenture and any ancillary documents or agreements thereto. If this Agreement has been terminated in accordance with this Section 3(b) at a time when permission of the Bankruptcy Court may be required for any Consenting Holder to change or withdraw (or cause to change or withdraw) its vote to accept the Conforming Plan, the Company shall not oppose any attempt by any Consenting Holder to change or withdraw (or cause to change or withdraw) such vote at such time. The Consenting Holders shall have no liability to the Company or to each other in respect of any termination of this Agreement in accordance with the terms of this Section 3(b). The Company shall have no liability to the Consenting Holders in respect of any termination of this Agreement in accordance with the terms hereof.

(c) Notwithstanding any other provision of this Agreement, this Agreement shall terminate on September 15, 2009.

4. Good Faith Cooperation; Further Assurances; Acknowledgment; Definitive Documents. The Parties shall cooperate with each other in good faith and shall coordinate their activities (to the extent practicable and subject to the terms hereof) in respect of (a) all matters relating to their rights in respect of the Company or otherwise in connection with their relationship with the Company, (b) all matters concerning the implementation of the Restructuring Terms, and (c) the pursuit and support of the Restructuring Transaction. Furthermore, subject to the terms hereof, each of the Parties shall take such action as may be reasonably necessary to carry out the purposes and intent

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of this Agreement, including making and filing any required regulatory filings and voting any equity securities of the Company in favor of the Restructuring Transaction (provided that no Consenting Holder shall be required to incur any expense, liability or other obligation), and shall refrain from taking any action that would frustrate the purposes and intent of this Agreement, including proposing a plan that is not the Conforming Plan. This Agreement is not and shall not be deemed a solicitation for consents to the Conforming Plan or a solicitation to tender or exchange any Senior Notes. Each Party hereby covenants and agrees (i) to negotiate in good faith the definitive documents implementing, achieving and relating to the Restructuring Terms, including the order of the Bankruptcy Court confirming the Conforming Plan and definitive documentation relating to the debtor in possession financing, exit financing, charter, bylaws, and other related documents (collectively, the “Definitive Documents”), each of which is more specifically described in the Restructuring Terms, shall contain terms and conditions consistent in all material respects with the Restructuring Terms, and shall otherwise be reasonably satisfactory in form and substance to the Majority Consenting Holders, and (ii) to execute (to the extent they are a party thereto) and otherwise support the Definitive Documents.

5. Representations and Warranties. Each Party, severally (and not jointly), represents and warrants to the other Parties that the following statements are true, correct and complete as of the date hereof:

(a) it has all requisite corporate, partnership, limited liability company or similar authority to enter into this Agreement and carry out the transactions contemplated hereby and perform its obligations contemplated hereunder; and the execution and delivery of this Agreement, subject, in the case of performance by the Company, to required Bankruptcy Court approvals related to the solicitation, confirmation and consummation of the Conforming Plan, and the performance of such Party’s obligations hereunder have been duly authorized by all necessary corporate, limited liability, partnership or other similar action on its part;

(b) subject, in the case of the Company, to required Bankruptcy Court approvals related to the solicitation, confirmation and consummation of the Conforming Plan, the execution, delivery, and performance by such Party of this Agreement does not and shall not (i) violate any provision of law, rule or regulation applicable to it or any of its subsidiaries or its charter or bylaws (or other similar governing documents) or those of any of its subsidiaries, or (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its subsidiaries is a party;

(c) the execution, delivery, and performance by such Party of this Agreement does not and shall not require any registration or filing with, consent or approval of, or notice to, or other action to, with or by, any federal, state or governmental authority or regulatory body, except such filings as may be necessary and/or required for disclosure by the Securities and Exchange Commission and in connection with the Chapter 11 Cases, the Conforming Plan and the Conforming Disclosure Statement;

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(d) if such Party is a Consenting Holder, such Consenting Holder has reviewed this Agreement and all exhibits hereto and has received all such other information as it deems necessary and appropriate to enable it to evaluate the financial risks inherent in the Restructuring Transaction; and

(e) this Agreement is the legally valid and binding obligation of it, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability or a ruling of the Bankruptcy Court.

6. Additional Claims or Equity Interests. To the extent any Consenting Holder (a) acquires additional Senior Notes or Claims, (b) holds or acquires any other claims against the Company entitled to vote on the Conforming Plan or (c) holds or acquires equity interests in the Company entitled to vote on the Conforming Plan, each such Consenting Holder agrees that such Senior Notes, Claims, other claims or equity interests shall be subject to this Agreement and that it shall vote (or cause to be voted) any such additional Senior Notes, Claims, other claims or equity interests (in each case, to the extent still held by it or on its behalf at the time of such vote) in a manner consistent with Section 1(b).

7. Amendments and Waivers. This Agreement may not be modified, amended or supplemented and a Termination Event may not be waived except in a writing signed by the Company and the Majority Consenting Holders; provided, however, that any modification of, or amendment or supplement to, this Agreement (including the Restructuring Terms) that materially and adversely affects any Party shall require the written consent of the Party so affected; provided, further, that any modification of, or amendment or supplement to, this Section 7 shall require the written consent of all of the Parties.

8. Effectiveness. This Agreement shall not become effective and binding on the Parties unless and until counterpart signature pages shall have been executed and delivered by the Company and Consenting Holders holding at least 66 2/3% of the aggregate principal amount of the Senior Notes.

9. GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISIONS WHICH WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ANY LEGAL ACTION, SUIT OR PROCEEDING AGAINST IT WITH RESPECT TO ANY MATTER UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RENDERED IN ANY SUCH ACTION, SUIT OR PROCEEDING, MAY

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BE BROUGHT IN ANY FEDERAL OR STATE COURT IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HEREBY IRREVOCABLY ACCEPTS AND SUBMITS ITSELF TO THE NONEXCLUSIVE JURISDICTION OF EACH SUCH COURT, GENERALLY AND UNCONDITIONALLY, WITH RESPECT TO ANY SUCH ACTION, SUIT OR PROCEEDING. NOTWITHSTANDING THE FOREGOING CONSENT TO JURISDICTION, UPON THE COMMENCEMENT OF THE CHAPTER 11 CASES, EACH OF THE PARTIES AGREES THAT THE BANKRUPTCY COURT SHALL HAVE EXCLUSIVE JURISDICTION WITH RESPECT TO ANY MATTER UNDER OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

10. Specific Performance. It is understood and agreed by the Parties that money damages would not be a sufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief as a remedy of any such breach, including an order of the Bankruptcy Court requiring any Party to comply promptly with any of its obligations hereunder.

11. Survival. Notwithstanding (i) any sale of the Senior Notes or Claims in accordance with Section 1(c) or (ii) the termination of this Agreement pursuant to Section 3, the agreements and obligations of the Parties in this Section 11 and in Sections 9, 13, 15, 20, and 21 shall survive such sale and/or termination and shall continue in full force and effect for the benefit of the Parties in accordance with the terms hereof.

12. Headings. The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof.

13. Successors and Assigns; Severability; Several Obligations. This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, assigns, heirs, executors, administrators and representatives. The invalidity or unenforceability at any time of any provision hereof shall not affect or diminish in any way the continuing validity and enforceability of the remaining provisions hereof. The agreements, representations and obligations of the Consenting Holders under this Agreement are, in all respects, several and not joint.

14. No Third-Party Beneficiaries. Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties and no other person or entity shall be a third party beneficiary hereof, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third party to any Party to this Agreement, nor shall any provision give any third party any right of subrogation or action over or against any Party to this Agreement.

15. Prior Negotiations; Entire Agreement. This Agreement constitutes the entire agreement of the Parties, and supersedes all other prior negotiations, with respect

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to the subject matter hereof, except that the Parties acknowledge that any confidentiality agreements heretofore executed between the Company and each Consenting Holder shall continue in full force and effect.

16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.

17. Consideration. It is hereby acknowledged by the Parties that no payment or additional consideration shall be due or paid to the Consenting Holders for their agreement to vote in accordance with and otherwise comply with the terms and conditions of this Agreement other than the obligations of the other Parties hereunder.

18. Notices. All notices and other communications under this Agreement shall be in writing, sent contemporaneously to all of the Parties, and deemed given when delivered by hand, by electronic mail or by facsimile during standard business hours (from 8:00 a.m. to 6:00 p.m., Central time) at the place of receipt at the addresses and facsimile numbers set forth on the signature pages hereof, with a copy to each person identified thereon.

19. Rule of Interpretation. Notwithstanding anything contained herein to the contrary, it is the intent of the Parties that all references to votes or voting in this Agreement be interpreted to include (i) votes or voting on a plan of reorganization under the Bankruptcy Code and (ii) all means of expressing agreement with, or rejection of, as the case may be, a restructuring or reorganization transaction that is implemented under the Bankruptcy Code.

20. Reservation of Rights. Except as expressly provided in this Agreement, nothing herein is intended to, or does, in any manner waive, limit, impair or restrict the ability of each Consenting Holder to protect and preserve its rights, remedies and interests, including its claims against the Company. Nothing herein shall be deemed an admission of any kind. If the transactions contemplated herein are not consummated, or this Agreement is terminated for any reason, the parties hereto fully reserve any and all of their rights and defenses. Pursuant to Rule 408 of the Federal Rule of Evidence, any applicable state rules of evidence and any other applicable law, foreign or domestic, this Agreement and all negotiations relating thereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms.

21. Prevailing Party. If any Party brings an action or proceeding against any other Party based upon a breach by such Party of its obligations hereunder, the prevailing Party shall be entitled to all reasonable expenses incurred, including reasonable attorneys’, accountants’ and financial advisors fees in connection with such action or proceeding.

22. Fiduciary Duties. Notwithstanding anything to the contrary herein, nothing in this Agreement shall require the Company or any directors or officers of the

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Company (in such person’s capacity as a director or officer of the Company) to take any action, or to refrain from taking any action, to the extent required to comply with its or their fiduciary obligations under applicable law. Nothing herein will limit or affect, or give rise to any liability, to the extent required for the discharge of the fiduciary obligations described in this Section 22.

23. Impact of Appointment to Committee. Notwithstanding anything herein to the contrary, if any Consenting Holder (or any officer, director, partner or other representative thereof) is appointed to and serves on an official committee of unsecured creditors in the Chapter 11 Cases, the terms of this Agreement shall not be construed so as to limit such Consenting Holder’s exercise of its fiduciary duties as a member of such committee and any such exercise of such fiduciary duty shall not be deemed to constitute a breach of this Agreement.

24. Fees. The Company shall discharge all of its obligations, except to the extent subject to a good faith dispute, under any existing agreements between the Company and the Ad Hoc Committee (herein so called) of the Consenting Holders regarding the payment of fees and expenses of the Ad Hoc Committee’s professionals in respect of the Restructuring Transaction; provided, however, that where there is no good faith dispute regarding the Company’s payment of the Ad Hoc Committee’s professionals’ fees and expenses, such fees and expenses shall be paid whether or not a Restructuring Transaction is consummated.

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IN WITNESS WHEREOF, the Parties have caused this Lockup Agreement to be executed as of the date first written above.

ENERGY PARTNERS, LTD.

By:	/s/ Alan D. Bell
Name:	Alan D. Bell
Title:	Chief Restructuring Officer

Notice Address:

Energy Partners, Ltd.

201 St. Charles Avenue, Suite 3400

New Orleans, Louisiana 70170

Fax: (504) 799-1901

E-mail: jpeper@eplweb.com

Attention: John H. Peper

With a copy to:

Vinson & Elkins L.L.P.

2001 Ross Avenue, Suite 3700

Dallas, Texas 75201

Fax: (214) 999-7976

E-mail: pheath@velaw.com

Attention: Paul E. Heath

SIGNATURE PAGE TO PLAN SUPPORT AND LOCK-UP AGREEMENT

WEXFORD SPECTRUM TRADING LIMITED

BY: WEXFORD CAPITAL, LP, INVESTMENT MANAGER

By:	/s/ Arthur Amron
Name:	Arthur Amron
Title:	Partner and General Counsel

Principal Amount of Senior Notes Held

Security	CUSIP	Amount
Senior Fixed Note	29270UAF2	46,812,500.00
Senior Floating Note	29270UAG0	4,650,000.00

Notice Address:

411 West Putnam Avenue

Greenwich, CT 06830

Fax: (203) 862-7312

E-mail: aamron@wexford.com

Attention: Arthur H. Amron, Esq.

With copies to:

Jones Day

222 East 41st Street

New York, NY 10017-6702

Fax: (212) 755-7306

E-mail: pdleake@jonesday.com

Attention: Paul D. Leake

-and-

Jones Day

717 Texas Avenue, Suite 3300

Houston, TX 77002-2712

Fax: (832) 239-3600

E-mail: tahowley@jonesday.com

Attention: Tom A. Howley

SIGNATURE PAGE TO PLAN SUPPORT AND LOCK-UP AGREEMENT

WEXFORD CATALYST INVESTORS LLC

BY: WEXFORD CAPITAL, LP, INVESTMENT MANAGER

By:	/s/ Arthur Amron
Name:	Arthur Amron
Title:	Partner and General Counsel

Principal Amount of Senior Notes Held

Security	CUSIP	Amount
Senior Fixed Note	29270UAF2	11,987,500.00
Senior Floating Note	29270UAG0	3,000,000.00

Notice Address:

411 West Putnam Avenue

Greenwich, CT 06830

Fax: (203) 862-7312

E-mail: aamron@wexford.com

Attention: Arthur H. Amron, Esq.

With copies to:

Jones Day

222 East 41st Street

New York, NY 10017-6702

Fax: (212) 755-7306

E-mail: pdleake@jonesday.com

Attention: Paul D. Leake

-and-

Jones Day

717 Texas Avenue, Suite 3300

Houston, TX 77002-2712

Fax: (832) 239-3600

E-mail: tahowley@jonesday.com

Attention: Tom A. Howley

SIGNATURE PAGE TO PLAN SUPPORT AND LOCK-UP AGREEMENT

WEXFORD CATALYST TRADING LIMITED

BY: WEXFORD CAPITAL, LP, INVESTMENT MANAGER

By:	/s/ Arthur Amron
Name:	Arthur Amron
Title:	Partner and General Counsel

Principal Amount of Senior Notes Held

Security	CUSIP	Amount
Senior Fixed Note	29270UAF2	150,000.00
Senior Floating Note	29270UAG0	0.00

Notice Address:

411 West Putnam Avenue

Greenwich, CT 06830

Fax: (203) 862-7312

E-mail: aamron@wexford.com

Attention: Arthur H. Amron, Esq.

With copies to:

Jones Day

222 East 41st Street

New York, NY 10017-6702

Fax: (212) 755-7306

E-mail: pdleake@jonesday.com

Attention: Paul D. Leake

-and-

Jones Day

717 Texas Avenue, Suite 3300

Houston, TX 77002-2712

Fax: (832) 239-3600

E-mail: tahowley@jonesday.com

Attention: Tom A. Howley

SIGNATURE PAGE TO PLAN SUPPORT AND LOCK-UP AGREEMENT

DEBELLO INVESTORS LLC

BY: WEXFORD CAPITAL, LP, INVESTMENT MANAGER

By:	/s/ Arthur Amron
Name:	Arthur Amron
Title:	Partner and General Counsel

Principal Amount of Senior Notes Held

Security	CUSIP	Amount
Senior Fixed Note	29270UAF2	13,500,000.00
Senior Floating Note	29270UAG0	850,000.00

Notice Address:

411 West Putnam Avenue

Greenwich, CT 06830

Fax: (203) 862-7312

E-mail: aamron@wexford.com

Attention: Arthur H. Amron, Esq.

With copies to:

Jones Day

222 East 41st Street

New York, NY 10017-6702

Fax: (212) 755-7306

E-mail: pdleake@jonesday.com

Attention: Paul D. Leake

-and-

Jones Day

717 Texas Avenue, Suite 3300

Houston, TX 77002-2712

Fax: (832) 239-3600

E-mail: tahowley@jonesday.com

Attention: Tom A. Howley

SIGNATURE PAGE TO PLAN SUPPORT AND LOCK-UP AGREEMENT

WEXFORD SPECTRUM INVESTORS LLC

BY: WEXFORD CAPITAL, LP, INVESTMENT MANAGER

By:	/s/ Arthur Amron
Name:	Arthur Amron
Title:	Partner and General Counsel

Principal Amount of Senior Notes Held

Security	CUSIP	Amount
Senior Fixed Note	29270UAF2	1,000,000.00
Senior Floating Note	29270UAG0	0.00

Notice Address:

411 West Putnam Avenue

Greenwich, CT 06830

Fax: (203) 862-7312

E-mail: aamron@wexford.com

Attention: Arthur H. Amron, Esq.

With copies to:

Jones Day

222 East 41st Street

New York, NY 10017-6702

Fax: (212) 755-7306

E-mail: pdleake@jonesday.com

Attention: Paul D. Leake

-and-

Jones Day

717 Texas Avenue, Suite 3300

Houston, TX 77002-2712

Fax: (832) 239-3600

E-mail: tahowley@jonesday.com

Attention: Tom A. Howley

SIGNATURE PAGE TO PLAN SUPPORT AND LOCK-UP AGREEMENT

THIRD POINT LLC

By:	/s/ Josh Targoff
Name:	Josh Targoff
Title:	General Counsel

Principal Amount of Senior Notes Held

Third Point Partners Qualified L.P.

Security	CUSIP	Amount
Senior Fixed Note	29270UAF2	4,976,000
Senior Floating Note	N/A	N/A

Notice Address:

390 Park Avenue

New York, NY 10022

Fax: (212) 318-3806

E-mail: jtargoff@thirdpoint.com

Attention: Josh Targoff, Esq.

With copies to:

Jones Day

222 East 41st Street

New York, NY 10017-6702

Fax: (212) 755-7306

E-mail: pdleake@jonesday.com

Attention: Paul D. Leake

-and-

Jones Day

717 Texas Avenue, Suite 3300

Houston, TX 77002-2712

Fax: (832) 239-3600

E-mail: tahowley@jonesday.com

Attention: Tom A. Howley

SIGNATURE PAGE TO PLAN SUPPORT AND LOCK-UP AGREEMENT

THIRD POINT LLC

By:	/s/ Josh Targoff
Name:	Josh Targoff
Title:	General Counsel

Principal Amount of Senior Notes Held

Third Point Partners L.P.

Security	CUSIP	Amount
Senior Fixed Note	29270UAF2	3,049,000
Senior Floating Note	N/A	N/A

Notice Address:

390 Park Avenue

New York, NY 10022

Fax: (212) 318-3806

E-mail: jtargoff@thirdpoint.com

Attention: Josh Targoff, Esq.

With copies to:

Jones Day

222 East 41st Street

New York, NY 10017-6702

Fax: (212) 755-7306

E-mail: pdleake@jonesday.com

Attention: Paul D. Leake

-and-

Jones Day

717 Texas Avenue, Suite 3300

Houston, TX 77002-2712

Fax: (832) 239-3600

E-mail: tahowley@jonesday.com

Attention: Tom A. Howley

SIGNATURE PAGE TO PLAN SUPPORT AND LOCK-UP AGREEMENT

THIRD POINT LLC

By:	/s/ Josh Targoff
Name:	Josh Targoff
Title:	General Counsel

Principal Amount of Senior Notes Held

Third Point Offshore Fund Ltd.

Security	CUSIP	Amount
Senior Fixed Note	29270UAF2	4,289,000
Senior Floating Note	29270UAG0	22,712,000

Notice Address:

390 Park Avenue

New York, NY 10022

Fax: (212) 318-3806

E-mail: jtargoff@thirdpoint.com

Attention: Josh Targoff, Esq.

With copies to:

Jones Day

222 East 41st Street

New York, NY 10017-6702

Fax: (212) 755-7306

E-mail: pdleake@jonesday.com

Attention: Paul D. Leake

-and-

Jones Day

717 Texas Avenue, Suite 3300

Houston, TX 77002-2712

Fax: (832) 239-3600

E-mail: tahowley@jonesday.com

Attention: Tom A. Howley

SIGNATURE PAGE TO PLAN SUPPORT AND LOCK-UP AGREEMENT

THIRD POINT LLC

By:	/s/ Josh Targoff
Name:	Josh Targoff
Title:	General Counsel

Principal Amount of Senior Notes Held

Third Point Ultra Ltd.

Security	CUSIP	Amount
Senior Fixed Note	29270UAF2	1,245,000
Senior Floating Note	29270UAG0	4,914,000

Notice Address:

390 Park Avenue

New York, NY 10022

Fax: (212) 318-3806

E-mail: jtargoff@thirdpoint.com

Attention: Josh Targoff, Esq.

With copies to:

Jones Day

222 East 41st Street

New York, NY 10017-6702

Fax: (212) 755-7306

E-mail: pdleake@jonesday.com

Attention: Paul D. Leake

-and-

Jones Day

717 Texas Avenue, Suite 3300

Houston, TX 77002-2712

Fax: (832) 239-3600

E-mail: tahowley@jonesday.com

Attention: Tom A. Howley

SIGNATURE PAGE TO PLAN SUPPORT AND LOCK-UP AGREEMENT

K2 AND ASSOCIATES INVESTMENT MANAGEMENT INC.

By:	/s/ Shawn Kimel
Name:	Shawn Kimel
Title:	Managing Partner

Principal Amount of Senior Notes Held

Security	CUSIP	Amount
Senior Fixed Note	29270UAF2	28,238,000
Senior Floating Note	29270UAG0	20,672,000

Notice Address:

444 Adelaide St. West, Suite 200

Toronto, Ontario, M5V 1S7

Fax: (416) 703-4443

E-mail: dheden@k2.ca

Attention: David Heden

With copies to:

Jones Day

222 East 41st Street

New York, NY 10017-6702

Fax: (212) 755-7306

E-mail: pdleake@jonesday.com

Attention: Paul D. Leake

-and-

Jones Day

717 Texas Avenue, Suite 3300

Houston, TX 77002-2712

Fax: (832) 239-3600

E-mail: tahowley@jonesday.com

Attention: Tom A. Howley

SIGNATURE PAGE TO PLAN SUPPORT AND LOCK-UP AGREEMENT

BLACK DIAMOND OFFSHORE, LTD.

By: CARLSON CAPITAL, L.P., its Investment Advisor

By: Asgard Investment Corp., its General Partner

By:	/s/ Clint D. Carlson
Name:	Clint D. Carlson
Title:	President

Principal Amount of Senior Notes Held

Security	CUSIP	Amount
Senior Fixed Note	29270UAF2	2,313,000
Senior Floating Note	29270UAG0	0.00

Notice Address:

Carlson Capital, L.P.

2100 McKinney Ave., 16th Floor

Dallas, TX 75201

Fax: (214) 932-9601

E-mail: chaga@carlsoncapital.com

Attention: Chris Haga

With copies to:

Jones Day

222 East 41st Street

New York, NY 10017-6702

Fax: (212) 755-7306

E-mail: pdleake@jonesday.com

Attention: Paul D. Leake

-and-

Jones Day

717 Texas Avenue, Suite 3300

Houston, TX 77002-2712

Fax: (832) 239-3600

E-mail: tahowley@jonesday.com

Attention: Tom A. Howley

SIGNATURE PAGE TO PLAN SUPPORT AND LOCK-UP AGREEMENT

DOUBLE BLACK DIAMOND OFFSHORE, LTD.

By: CARLSON CAPITAL, L.P., its Investment Advisor

By: Asgard Investment Corp., its General Partner

By:	/s/ Clint D. Carlson
Name:	Clint D. Carlson
Title:	President

Principal Amount of Senior Notes Held

Security	CUSIP	Amount
Senior Fixed Note	29270UAF2	43,262,000
Senior Floating Note	29270UAG0	0.00

Notice Address:

Carlson Capital, L.P.

2100 McKinney Ave., 16th Floor

Dallas, TX 75201

Fax: (214) 932-9601

E-mail: chaga@carlsoncapital.com

Attention: Chris Haga

With copies to:

Jones Day

222 East 41st Street

New York, NY 10017-6702

Fax: (212) 755-7306

E-mail: pdleake@jonesday.com

Attention: Paul D. Leake

-and-

Jones Day

717 Texas Avenue, Suite 3300

Houston, TX 77002-2712

Fax: (832) 239-3600

E-mail: tahowley@jonesday.com

Attention: Tom A. Howley

SIGNATURE PAGE TO PLAN SUPPORT AND LOCK-UP AGREEMENT

FARALLON CAPITAL PARTNERS, L.P.

FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.

FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P.

FARALLON CAPITAL OFFSHORE INVESTORS II, L.P.

BY:	Farallon Partners, L.L.C.,
Their General Partner

By:	/s/ Raj Patel
Raj Patel
Managing Member

FARALLON CAPITAL OFFSHORE INVESTORS III, INC.

BY:	Farallon Capital Management, L.L.C.,
Its Agent and Attorney-in-Fact

By:	/s/ Raj Patel
Raj Patel
Managing Member

Principal Amount of Senior Notes Held*

Security	CUSIP	Fund	Amount
Senior Fixed Note	29270UAF2	Farallon Capital Partners, LP	3,459,070
Senior Fixed Note	29270UAF2	Farallon Capital Institutional Partners, LP	2,111,640
Senior Fixed Note	29270UAF2	Farallon Capital Institutional Partners II, LP	410,850
Senior Fixed Note	29270UAF2	Farallon Capital Offshore Investors II, LP	4,949,390
Senior Fixed Note	29270UAF2	Farallon Capital Offshore Investors III, Inc.	6,940,000

Senior Floating Note	29270UAG0	Farallon Capital Partners, LP	5,042,000
Senior Floating Note	29270UAG0	Farallon Capital Institutional Partners, LP	5,250,000
Senior Floating Note	29270UAG0	Farallon Capital Institutional Partners II, LP	313,000
Senior Floating Note	29270UAG0	Farallon Capital Offshore Investors II, LP	4,296,000
Senior Floating Note	29270UAG0	Farallon Capital Offshore Investors III, Inc.	1,589,000

*	An entity managed by Farallon Capital Management L.L.C. (“Farallon”) holds $25 million of its $60 million ownership interest in the Senior Notes through a financing arrangement with a third party. The financing arrangement requires Farallon to obtain such third party’s consent prior to voluntarily reducing any debt covered thereunder. Farallon is in the process of seeking the requisite consent from such third party to include this portion of its holdings as part of this Agreement, however, it may not be successful in obtaining such consent prior to the filing of the Chapter 11 Cases. Farallon will notify the Company in writing if it is able to obtain such consent.

SIGNATURE PAGE TO PLAN SUPPORT AND LOCK-UP AGREEMENT

Notice Address:

One Maritime Plaza, Suite 2100

San Francisco, California 94111

Fax: (415) 421-2133

E-mail: mlinn@farcap.com

Attention: Michael Linn

With copies to:

Jones Day

222 East 41st Street

New York, NY 10017-6702

Fax: (212) 755-7306

E-mail: pdleake@jonesday.com

Attention: Paul D. Leake

-and-

Jones Day

717 Texas Avenue, Suite 3300

Houston, TX 77002-2712

Fax: (832) 239-3600

E-mail: tahowley@jonesday.com

Attention: Tom A. Howley

SIGNATURE PAGE TO PLAN SUPPORT AND LOCK-UP AGREEMENT

WHITEBOX ADVISORS LLC

By:	/s/ Jonathan Wood
Name:	Jonathan Wood
Title:	Chief Operating Officer

Principal Amount of Senior Notes Held

Security	CUSIP	Amount
Senior Fixed Note	29270UAF2	12,026,000
Senior Floating Note	29270UAG0	11,191,000

Notice Address:

3033 Excelsior Blvd., Suite 300

Minneapolis, MN 55416

Fax: (612) 253-6149

E-mail: jmercer@whiteboxadvisors

Attention: Jacob Mercer

With copies to:

Jones Day

222 East 41st Street

New York, NY 10017-6702

Fax: (212) 755-7306

E-mail: pdleake@jonesday.com

Attention: Paul D. Leake

-and-

Jones Day

717 Texas Avenue, Suite 3300

Houston, TX 77002-2712

Fax: (832) 239-3600

E-mail: tahowley@jonesday.com

Attention: Tom A. Howley

SIGNATURE PAGE TO PLAN SUPPORT AND LOCK-UP AGREEMENT

AMERICAN STOCK TRANSFER AND TRUST COMPANY

By:	/s/ George Karfunkel
Name:	George Karfunkel
Title:	Executive Vice President

Principal Amount of Senior Notes Held

Security	CUSIP	Amount
Senior Fixed Note	29270UAF2	28,000,000
Senior Floating Note	29270UAG0	0.00

Notice Address:

59 Maiden Lane, Plaza Level

New York, NY 10038

Fax: (718) 921-8340

E-mail: gkarfunkel@amstock.com

Attention: George Karfunkel

With copies to:

Jones Day

222 East 41st Street

New York, NY 10017-6702

Fax: (212) 755-7306

E-mail: pdleake@jonesday.com

Attention: Paul D. Leake

-and-

Jones Day

717 Texas Avenue, Suite 3300

Houston, TX 77002-2712

Fax: (832) 239-3600

E-mail: tahowley@jonesday.com

Attention: Tom A. Howley

SIGNATURE PAGE TO PLAN SUPPORT AND LOCK-UP AGREEMENT

EXHIBIT A

RESTRUCTURING TERMS

A-1

Exhibit A

ENERGY PARTNERS, LTD.

PROPOSED RESTRUCTURING TERM SHEET

Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Plan Support and Lock-Up Agreement dated April 30, 2009 (“Plan Support Agreement”), among Energy Partners, Ltd. (“EPL” or the “Company”) and the holders of claims against the Company signatory thereto. These restructuring terms describe the principal terms of the proposed restructuring and reorganization of the Company to be consummated pursuant to, but subject to documentation, solicitation and confirmation of, the Conforming Plan. This term sheet has been produced for discussion and settlement purposes only, and is not an offer with respect to any securities or a solicitation of acceptance of the Conforming Plan.

I.	CAPITAL STRUCTURE AND OTHER PERTINENT MATERIAL LIABILITIES PRIOR TO FILING THE CHAPTER 11 CASE

As of March 31, 2009 (unless otherwise noted), EPL is unaware of any material claims, except:

Secured Claims:	$83,000,000 aggregate principal amount under the Bank of America, N.A. (“BOA”) credit facility (the “First Lien Facility” and the lenders party thereto the “First Lien Lenders”).

P&A Liability and MMS Claims:	$160,000,000 in approximate plugging and abandonment liability estimated as of December 31, 2008 (on an undiscounted basis and without any credit for salvage value), including the obligation to post up to $32,330,333 required by the United States Department of the Interior, Minerals Management Service (“MMS”) on or before July 31, 2009, by cash or additional surety bond(s) to be posted for the benefit of MMS.

Unsecured Claims:

(i)      $450,000,000 in principal amount, plus all accrued and unpaid interest, plus unpaid reasonable fees and expenses with respect to EPL’s Senior Floating Rate Notes due 2013 and 9.75% Senior Notes due 2014 (collectively, the “Senior Notes,” and holders of the Senior Notes shall be referred to as the “Noteholders”);

(ii)     $4,500,000 in principal amount, plus all accrued and unpaid interest, with respect to EPL’s 8.75% Senior Notes due 2010 (the “Stub Notes”); and

(iii)   Other unsecured claims (exclusive of reasonable payroll/professional fees and expenses) estimated as

1

of April 30, 2009 as follows: (i) trade and vendor claims and other accrued expenses in the approximate amount of $34,000,000; (ii) royalties payable in the approximate amount of $2,000,000; (ii) gas and oil imbalances in the approximate amount of $6,500,000; (iv) miscellaneous claims in the approximate amount of $5,000,000; and (v) litigation claims as posted in the data room prior to the date hereof.

Employee Arrangements:	EPL currently has employment, change of control severance agreements or change of control severance plans (collectively, the “Pre-Petition Employee Arrangements”) with, or otherwise benefiting, EPL’s employees. True and correct copies of each of the Pre-Petition Employee Arrangements have been posted in the data room. Without limiting the generality of the foregoing, and for the avoidance of doubt, any offer letter, retention agreement, benefit plan or other arrangement that provides for benefits relating to the occurrence of a change of control (regardless of whether other conditions must also be satisfied in order for the benefits to vest or be paid), shall be considered a Pre-Petition Employee Arrangement, including without limitation the Employee Change of Control Severance Plan and the retention bonus letter agreements posted to the data room.

Equity Interests:	All public common stock issued and outstanding and all options, warrants and other rights relating to common stock, the material terms of which have been posted in the data room.

II.	TREATMENT OF CLAIMS AND INTERESTS UNDER THE CONFORMING PLAN

The Conforming Plan will classify and provide treatment for claims against and interests in the Company as described below. Claims in each such class will be satisfied in full by the delivery of the consideration described below on the effective date (“Effective Date”) of the Conforming Plan.

DIP Facility:	To the extent needed, a multi-draw term loan debtor-in-possession financing facility (“DIP Facility”) in the amount up to $20,000,000 shall be made available to EPL by certain Consenting Holders on terms and conditions reasonably acceptable to EPL and the participating Consenting Holders. The DIP Facility shall be taken out in full by the Exit Facility. To the extent the Company proposes to enter into a debtor-in-possession loan with its existing lenders or a third party, such agreements and the related bankruptcy court orders must be reasonably acceptable to the Majority Consenting Holders.

2

Exit Working Capital Facility:	Upon the Effective Date, reorganized EPL shall have access to a first lien exit working capital credit facility (the “Exit Facility”) in form and substance reasonably acceptable to EPL and the Majority Consenting Holders.

Secured Claims:	There shall be no principal payments made with regard to the First Lien Facility during the course of the Chapter 11 Cases. On the Effective Date, the First Lien Facility shall be treated in a manner that is reasonably acceptable to the First Lien Lenders, the Majority Consenting Holders and EPL and, absent such agreement, all parties reserve their respective rights under the Bankruptcy Code.

Noteholders’ and Holders of the Stub Notes’ Claims:	In return for the release and discharge of the liability arising under the Senior Notes and the Stub Notes on the Effective Date, the holders of the Stub Notes and the Noteholders shall receive on the Effective Date their pro rata share of 100% of the common equity (“New Common Stock”) in the reorganized holding company of EPL (“Reorganized EPL”), which will be the only equity securities of Reorganized EPL except for shares of New Common Stock reserved for issuance as of the Effective Date pursuant to New Equity Grants (as defined below and, collectively with the shares issued to the holders of the Stub Notes and the Noteholders, the “Fully Diluted New Common Stock”) and the Warrants described below. To the extent not already paid by EPL, Jones Day, all other professionals retained by the Ad Hoc Committee and individual out-of-pocket expenses reasonably incurred by members of the Ad Hoc Committee shall be reimbursed on the Effective Date. Holders of the Senior Notes and Stub Notes will be impaired and entitled to vote on the Conforming Plan. The term “New Equity Grants” means stock options issued or stock grants made by the Board of Directors of Reorganized EPL, in each case if and to the extent issued or made on or prior to the Effective Date.

Leases or Executory Contracts to be Assumed/Rejected:	EPL and the Ad Hoc Committee shall collectively evaluate each material executory contract and unexpired personal property and office lease on the issue of assumption or rejection; provided, however, that all oil and gas leases (to the extent subject to Section 365) shall be assumed by Reorganized EPL. The final list of assumed leases and contracts shall be reasonably acceptable to EPL and the Majority Consenting Holders.

3

P&A Liability and MMS Claims:	P&A Liability, including the claims of the MMS, and any surety providers shall be unimpaired. Reorganized EPL shall continue its proactive course of action, both operationally and financially, to address the P&A Liability and the claims of the MMS. To this end, EPL and the Ad Hoc Committee shall work together to present a plan to the MMS by May 1, 2009, to address the MMS requirement for supplemental bonding or other security.

Vendor, Royalty and Other Unsecured Claims:	These claims (to the extent there is no dispute) shall be unimpaired and paid in the ordinary course of business.

Pre-Petition Equity Interests:	On the Effective Date, the existing holders of common stock shall receive a pro rata share of Warrants to acquire shares of New Common Stock of Reorganized EPL (the “Warrants”). The Warrants are further described in Appendix I attached hereto. All other options, warrants and other rights relating to the outstanding common stock shall be cancelled and rendered void upon the Effective Date.

Pre-Petition Employee Arrangements:

The Pre-Petition Employee Arrangements shall be amended, renegotiated and/or restructured prior to the Effective Date in a manner such that:

(i) the aggregate Benefits (as defined below) provided, or required to be provided, by EPL and Reorganized EPL to persons other than the Designated Employees (as defined below) shall not exceed the sum of (x) $1.285 million, plus (y) the portion of the Extra Severance Cap (as defined below) allocated by the Company to this clause (i), or such other amount as is acceptable to EPL and the Majority Consenting Holders; and

(ii) the aggregate amount of such Benefits for the Designated Employees shall not exceed the sum of (x) the aggregate annual salary for all the Designated Employees as of April 13, 2009 (as represented under the heading “Annual Salary” on the EPL COC Calculations chart included in the Company’s data room on April 30, 2009 as document 4.4.1.25), plus (y) the portion of the Extra Severance Cap (as defined below) allocated by the Company to this clause (ii), or such other amount as is acceptable to EPL and the Majority Consenting Holders.

The term “Extra Severance Cap” means a total of $100,000, and the Extra Severance Cap may be allocated by the Company between clause (i) and clause (ii) above; provided,

4

however, that in no event may the aggregate amount allocated by the Company to clauses (i) and (ii) exceed $100,000.

The term “Designated Employees” means the employees party to the contracts included in the Company’s data room on April 30, 2009 as documents 4.4.1.9 and 4.4.1.14.

If any Pre-Petition Employee Arrangement is not amended, renegotiated and/or restructured (or is amended, renegotiated and/or restructured in a manner inconsistent with this Term Sheet), such Pre-Petition Employee Arrangement shall be rejected.

The term “Benefits” means any payments made or required to be made (or benefits provided or required to be provided) by EPL or Reorganized EPL after April 15, 2009 under (i) any Pre-Petition Employee Arrangements resulting from any change of control arising out of, relating to or resulting from the Restructuring Transaction, the Conforming Plan or the Chapter 11 Cases or (ii) any arrangements resulting from the amendments, renegotiations, rejections or restructurings contemplated by this section (“Substitute Arrangements”), in each case including, without limitation, any (x) severance, retention or bonus payments, (y) rejection damages or (z) payments in respect of cash-settled restricted stock units.

The documentation for Substitute Arrangements will not impose any restrictions on amending or terminating such arrangements that are more restrictive than Pre-Petition Employment Arrangement to which such Substitute Arrangement relates.

Releases:	The Conforming Plan shall include a full discharge and mutual release of liability by and in favor of EPL, current and former officers, directors and employees of EPL, the Consenting Holders and each of their respective affiliates, principals, employees, agents, officers, directors and professionals from: (i) any and all claims and causes of action arising prior to the Effective Date, except claims arising out of fraud or claims against officers and directors arising out of undisclosed (with regard to the knowledge of the Consenting Holders) interests in third parties that have engaged in transactions with EPL; and (ii) any and all claims, except fraud, arising from the actions taken or not taken in connection with the Restructuring Transaction, the Conforming Plan and the Chapter 11 Cases. Notwithstanding

5

the foregoing, no former officer or director will be released from any claim with respect to which he or she would not be entitled to indemnification by the Company under applicable corporate law, the certificate of incorporation or bylaws of the Company or those certain indemnity agreements in place as of March 1, 2009, each of which has been disclosed to the Ad Hoc Committee. All indemnity obligations of EPL to current and former officers, directors and employees of EPL shall be unimpaired and shall be assumed by Reorganized EPL. In addition, EPL shall be entitled to seek similar releases from all parties receiving distributions under the Conforming Plan.

Definitive Documentation:	Parties agree to use their respective best efforts in the negotiation, execution and delivery of definitive documentation setting forth the terms of the Restructuring Transaction.

Note Claims:	EPL will acknowledge in the definitive agreements for the Restructuring Transaction that: (a) it has no defenses, rights of setoff or other claims based upon subordination, disallowance or enforceability related to the Senior Notes; and (b) it is justly indebted to the Noteholders in the principal amount of $450,000,000, plus all accrued and unpaid interest with respect to the Senior Notes, plus unpaid reasonable fees and expenses of the Ad Hoc Committee (regardless of whether the Noteholders are entitled to fees and expenses under the Bankruptcy Code), and to the holders of the Stub Notes in the principal amount of $4,500,000, plus all accrued and unpaid interest with respect to the Stub Notes.

Insurance:	Director and Officer liability insurance for the current directors, officers and employees will be maintained until the releases set forth above become effective. The Company may also obtain director and officer liability tail coverage.

Post-Effective Date Board of Directors:	At the closing of the Restructuring Transaction, the board of directors of Reorganized EPL will be comprised of up to five directors to be agreed upon, each of which will be designated by the Noteholders. The allocation of the board designation rights among the Noteholders (in their capacity as new equity owners) will be set forth in the new shareholders’ agreement.

Post-Effective Date Corporate Structure:	Reorganized EPL’s corporate structure shall be reasonably acceptable to EPL and the Majority Consenting Holders (taking into account such items as the possible preservation of tax attributes and other tax ramifications). Reorganized EPL intends to make all informational and reporting filings

6

contemplated by the Securities and Exchange Act of 1934 to be made by a company with a class of securities registered under Section 12 of such Act.

New Officer Level Candidates Prior to the Closing of the Financial Restructuring

EPL agrees to consult with the Consenting Holders in connection with conducting any searches for new officer-level candidates. EPL agrees to give the Consenting Holders periodic and timely updates with respect to the progress of any such searches.

EPL agrees to consult with the Consenting Holders prior to entering into any oral or written employment agreements with officer-level candidates; provided, however, that any such oral or written agreements will be subject to the limitations described in the following paragraph.

Without the prior written approval of the Majority Consenting Holders, EPL will not enter into any oral or written employment agreement with an officer-level candidate unless (i) such agreement contains no severance provisions and may be terminated, with or without cause, by the Company without making any payment or providing any benefit that relates to any period after the Effective Date, (ii) such agreement does not bind, or purport to bind, the Company or any subsidiary thereof beyond the Effective Date and (iii) such agreement does not provide for or contemplate a grant of any security, or right to acquire any security, of Reorganized EPL.

7

Appendix I

Warrants

Amount:	Reorganized EPL will issue two classes of warrants (the “Warrants”) exercisable for the purchase of an aggregate number of shares of New Common Stock of Reorganized EPL equal to 12.5% of the Fully Diluted New Common Stock as of the Effective Date of the Conforming Plan.

Classes; Duration:	50% of the Warrants will terminate on the date that is 30 months after the Effective Date, and the remaining 50% of the Warrants will terminate on the date that is 54 months after the Effective Date. The two classes of Warrants will otherwise have identical terms. Notwithstanding the foregoing, both classes of Warrants will terminate upon the consummation of a change of control of Reorganized EPL.

Exercise Price:	The Warrants shall have an initial exercise price per share of New Common Stock equal to (a) the sum of (i) $455 million plus (ii) the aggregate exercise price of any stock options included in the definition of Fully Diluted New Common Stock, divided by (b) the number of shares of Fully Diluted New Common Stock.

Transfer Restrictions:	Subject to compliance with applicable state and Federal securities laws, the Warrants shall be freely assignable by the holders thereof.

Exercise Mechanism:	Except for the exercise of Warrants in connection with the sale, merger or other combination of Reorganized EPL, the Warrants shall be exercisable, at the option of the holder, either (a) on a cash basis or (b) by surrendering all or a portion of the Warrants in exchange for a number of shares of New Common Stock with a fair market value equal to the aggregate spread (i.e., the excess of the fair market value over the exercise price) attributable to the surrendered Warrants.

Anti-Dilution:	Mechanical anti-dilution only (e.g., stock splits, stock dividends, cash dividends and other distributions, etc.). No economic anti-dilution.

Documentation:	Subject to documentation related to the Warrants satisfactory to the Company and Majority Consenting Holders.

8

EXHIBIT B

JOINDER

This Joinder to the Lockup Agreement, dated as of April __, 2009, by and among Energy Partners, Ltd. and the Consenting Holders signatory thereto (the “Agreement”), is executed and delivered by [                    ] (the “Joining Party”) as of [            ], 2009. Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

1. Agreement to be Bound. The Joining Party hereby agrees to be bound by all of the terms of the Agreement, attached to this Joinder as Annex I (as the same may be hereafter amended, restated or otherwise modified from time to time). The Joining Party shall hereafter be deemed to be a “Consenting Holder” and a “Party” for all purposes under the Agreement.

2. Representations and Warranties. With respect to the Senior Notes set forth below its name on the signature page hereof and all related claims, rights and causes of action arising out of or in connection with or otherwise relating to such Notes, the Joining Party hereby makes the representations and warranties of the Consenting Holders set forth in the Agreement to each other Party to the Agreement.

3. Governing Law. This Joinder shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law provisions which would require the application of the law of any other jurisdiction.

* * * * *

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

[CONSENTING HOLDER]

By:
Name:
Title:

Principal Amount of Senior Notes Held

Security	CUSIP	Amount
Senior Fixed Note
Senior Floating Note

Notice Address:

Fax:
E-mail:
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With copies to:

Jones Day

222 East 41st Street

New York, NY 10017-6702

Fax: (212) 755-7306

E-mail: pdleake@jonesday.com

Attention: Paul D. Leake

-and-

Jones Day

717 Texas Avenue, Suite 3300

Houston, TX 77002-2712

Fax: (832) 239-3600

E-mail: tahowley@jonesday.com

Attention: Tom A. Howley

Acknowledged:
ENERGY PARTNERS, LTD.

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